Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™

February 3, 2009

Twin Disc, Incorporated
Safe Harbor Statement
This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on
 management’s current expectations that are based on
 assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these
 assumptions and actual performance. Investors are referred to
 Twin Disc’s fiscal year 2008 Annual Report and Form 10-K,
 “Management’s Discussion and Analysis of Financial Condition
 and Results of Operations - Forward-Looking Information,” which outlines certain risks regarding the Company’s forward-looking statements. Copies of the Company’s SEC filings may be
 obtained from the SEC, and are available on Twin Disc’s web site
 (www.twindisc.com), or by request from the Investor Relations department at the Company.

February 3, 2009

Twin Disc, Incorporated
Manufacturing
2
1
1
#
Manufacturing location (# of facilities in each location)
Company owned distribution/service location
Purchasing/sourcing offices
Twin Disc At A Glance
• Founded in 1918
• Headquartered in Racine, WI
• 1,000+ employees
• FY08 Revenues of $332M
• We are a global company
 – Well-known customers
 around the world
 – Mfg Operations in the U.S.,
 Italy, Belgium, Switzerland
 and Japan
 – World-wide distributor
 network
 – 61% of fiscal 2008 sales to
 international markets

February 3, 2009

Twin Disc, Incorporated
Corporate Profile - Market Diversity
Pleasure Craft Market:

• Target Markets: High speed
 planing and displacement yachts
 from 50’ to 150’, diesel powered
• Products: Transmissions,
 Surface Drives, Propellers,
 Steering/Thruster/Trim Systems,
 Water Jets, Controls
• Channels: Engine OEMs &
 dealers, & boat builders
• Customers: CAT, CMD, MAN,
 MTU, Volvo / Azimuth, Baia,
 Ferretti, Palmer Johnson, Riviera,
 Sanlorenzo, Sunseeker
• Competition: ZF, Reintjes /
 Kamewa /Side Power, Ultraflex

February 3, 2009

Twin Disc, Incorporated
Corporate Profile - Market Diversity
Work Boat Market:

• Target Markets: planing and
 displacement vessels from 30’ to
 250’, diesel powered
• Products: Transmissions,
 Propellers, MCD’s, Water Jets,
 Controls
• Channels: Engine OEMs &
 dealers, boat builders &
 distribution
• Customers: CAT, Cummins,
 IVECO, Mitsubishi, Volvo /
 Damen / Sewart Supply
 (operators: Secor, Tidewater)
• Competition: ZF, Reintjes /
 Kamewa, Hamilton

February 3, 2009

Twin Disc, Incorporated
Corporate Profile - Market Diversity
Patrol Boat Market:
• Target Markets: military, patrol
 and coast guard vessels from 30’
 to 90’, diesel powered
• Products: Transmissions,
 Surface Drives, Propellers,
 Steering/Thruster/Trim Systems,
 Water Jets, Controls
• Channels: Engine OEMs &
 dealers, & boat builders
• Customers: CAT, CMD, MAN,
 MTU, Volvo / Israeli Navy, Turkish
 Coast Guard, USCG, US Navy,
 RCMP
• Competition: ZF / Kamewa

February 3, 2009

Twin Disc, Incorporated
QuickShift® Transmissions
Electronic Controls
Bow Thrusters
Anchor Winches
Gangways
Trim Tabs, Stern Thrusters
Power Steering
Marine Transmissions, Propulsion & Boat Management Systems
Corporate Profile - Market Diversity

February 3, 2009

Twin Disc, Incorporated
Corporate Profile - Market Diversity
Industrial Transmissions:

• Target Market:  Off-highway and
 all-terrain specialty vehicles,
 diesel powered
• Products: Powertrain
 components - 400 to 3,000 HP
• Channel: OEM vehicle mfrs.
• Customers: BAE, Oshkosh, Tatra
 / BJ Services, Cisco High-Lift,
 Crown Energy, Enerflo, Fractec,
 Trican
• Competitors: Allison, ZF

February 3, 2009

Twin Disc, Incorporated
Corporate Profile - Market Diversity
Industrial Products:

• Target Market:  Heavy duty
 industrial disconnect applications
• Products: Mechanical & hydraulic
 clutches, PTOs & pump mount
 drives, 100 - 2,500 HP
• Channels: Distribution & OEMs
• Customers: Bandit, Morbark,
 Peterson Pacific / OEM engine
 dealers
• Competitors: Funk, NACD, PT
 Tech, Stiebel, Transfluid, WPT

February 3, 2009

Twin Disc, Incorporated
2006
2007
2008
48% International Sales
61% International Sales
USA
Italy
Rest of
World
Corporate Profile - Geographic Diversity

February 3, 2009

Twin Disc, Incorporated
What Differentiates Us?
• Technology
 – Land-Based
 • 8500 Series
 • “Pump & Roll”
 • “Legacy” Contracts
 • Electronic Control Systems
• Global Distribution and Service Network
• Product/Market & Geographic Diversity
• Niche Market Focus
• 90 Years of Proven Application Know-How
• Core Manufacturing Capabilities
 – Marine
 • QuickShift®
 • Dynamic Positioning
 • Rolla CFD
 • Electronic/Hydraulic Boat
 Management Systems

February 3, 2009

Twin Disc, Incorporated
Managing Our Cost Structure
Investing in Core Competencies

February 3, 2009

Twin Disc, Incorporated
Lower Cost
Low Cost
Sourcing Offices
Managing Our Cost Structure
Global Sourcing

February 3, 2009

Twin Disc, Incorporated
FY 2009 First Half Highlights
• Major Markets Experience Varied Results
 – Shipment and order weakness emerged for mega yachts during second quarter
 – Demand for oil and gas transmissions continued at soft levels
 – Increased shipments and demand for industrial products continued through the second fiscal quarter
 – Shipments of land based transmission products for the Airport Rescue and Fire
 Fighting (ARFF) and military markets were off slightly in the first half, although backlog remained strong
 – Commercial marine markets continued strong and improved versus year ago levels
• Gross margins at 27.9%, down from 31.6% for FY 2008
 – Impacted by unfavorable product mix, higher material costs and increased domestic pension expense
• Diluted EPS of $0.52, off record FY 2008 level of $0.81
• Six Month Backlog at end of 2nd Fiscal Qtr >> $106 million

February 3, 2009

Twin Disc, Incorporated
$ millions
$ millions
* See Appendix III for reconciliation of TTM (trailing 12 month) figures to reported figures.
Net Sales & Net Earnings
(Fiscal Year)

February 3, 2009

Twin Disc, Incorporated
$ millions
$ millions
Net Sales & Net Earnings
(Second Fiscal Quarter)

February 3, 2009

Twin Disc, Incorporated
$ millions
$ millions
Net Sales & Net Earnings
(First Fiscal Half)

February 3, 2009

Twin Disc, Incorporated
EBITDA
(See Appendices I & II for note on non-GAAP Financial Disclosures and a reconciliation of net earnings to EBITDA)
$ millions
% sales
* See Appendix III for reconciliation of TTM figures to reported figures.

Twin Disc, Incorporated
Looking Ahead

February 3, 2009

Twin Disc, Incorporated
FY04
FY05
FY06
FY07
$ millions
FY08
FY09
Corporate Six Month Backlog
(Orders to be shipped in the next 6 months)

February 3, 2009

Twin Disc, Incorporated
Fiscal Year 2009/10 Outlook
• Cautious outlook in face of global turmoil
• Certain key markets will experience weakness
 – Oil and gas and mega yacht markets softness expected to
 continue into next fiscal year
• Other key markets expected to remain stable
 – Commercial marine, military and airport firefighting and
 rescue markets will continue stable
• Continue to control global spending
 – Reduced FY 2009 CAPEX forecast to $10-$12 million, down
 from prior estimate of $15-$17 million

February 3, 2009

Twin Disc, Incorporated
Fiscal Year 2009/10 Outlook
• Technology differentiation/new products
• Opportunity for operating leverage continues
 – Expanding global outsourcing
 – Investing in core competencies
• Active Acquisition Program
• Active stock buyback program (Board
 authorized repurchase of up to an additional
 250,000 shares)

Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™

Twin Disc, Incorporated
Appendices

February 3, 2009

Twin Disc, Incorporated
Non-GAAP Financial Disclosures
Financial information excluding the impact of certain significant items in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles (“GAAP”). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-
GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company’s business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this presentation are made alongside the most directly comparable GAAP measures.
Definition - Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)
The sum of, net earnings and adding back provision for income taxes, interest expense, depreciations and amortization expenses: this is a financial measure of the profit generated excluding the above mentioned items.
Appendix I
Non-GAAP Financial Disclosures

February 3, 2009

Twin Disc, Incorporated
* See Appendix III for reconciliation of TTM figures to reported figures.
Appendix II
Reconciliation of Net Earnings to EBITDA

February 3, 2009

Twin Disc, Incorporated
Appendix III
Reconciliation of TTM Data to Reported Quarterly Figures

February 3, 2009

Twin Disc, Incorporated
Appendix IV
Fiscal Year Condensed Consolidated Statements of Operations

February 3, 2009

Twin Disc, Incorporated
Appendix VI
2nd Fiscal Quarter Condensed Consolidated Statements of Operations

February 3, 2009

Twin Disc, Incorporated
$243
$219
$186
$317
$332
Appendix VI
Net Sales by Segment

February 3, 2009

Twin Disc, Incorporated
Appendix VII
Net Earnings by Segment (before Corporate Expense)

February 3, 2009

Twin Disc, Incorporated
$ millions
% sales
Appendix VIII
Operating Cash Flows

Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™